SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 24, 2009
Capstead Mortgage Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	001-08896	75-2027937
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification
Number)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 874-2323
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On March 10, 2008, Capstead Mortgage Corporation (the “Company”) entered into a Sales Agreement, as amended by the First Amendment to Sales Agreement, dated as of August 4, 2008 (as amended, the “Sales Agreement”), with Brinson Patrick Securities Corporation (the “Sales Manager”), in connection with the issuance and sale of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), from time to time through the Sales Manager. On November 24, 2009, the Company entered into that certain Second Amendment to Sales Agreement with the Sales Manager (the “Second Amendment”) to, among other things, provide that, effective immediately, the Sales Manager’s compensation under the Sales Agreement shall equal 3.0% of the gross sales price per share of Common Stock sold under the Sales Agreement (“sales proceeds”) for the first $8 million of aggregate sales proceeds raised during each Sales Period (as defined below); 2.5% of sales proceeds for the next $4 million of aggregate sales proceeds raised during each Sales Period; 2.0% of sales proceeds for next $88 million of aggregate sales proceeds raised during each Sales Period; and 1.0% of sales proceeds for any additional aggregate sales proceeds raised during each Sales Period. For purposes of the Sales Agreement, the initial “Sales Period” commenced on March 10, 2008 and shall end on December 31, 2010 and each subsequent Sales Period shall be for a two year period, commencing on January 1 and ending on December 31 of each following calendar year.
          The foregoing summary is qualified in its entirety by reference to the Second Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01. Other Events.
          Reference is hereby made to the Company’s registration statement on Form S-3 (File No. 333-156073), which became effective as of February 12, 2009 (the “Registration Statement”), pursuant to which the Company registered the sale of debt and equity securities in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement, which was filed with the Commission pursuant to Rule 424(b)(5) on November 24, 2009, with respect to an additional 5,000,000 shares of the Company’s Common Stock to be sold pursuant to the Sales Agreement, as amended by the Second Amendment, described above.
          On November 24, 2009, Hogan & Hartson LLP issued their opinion with respect to the legality of the issuance and sale by the Company of an additional 5,000,000 shares of the Company’s Common Stock to be sold pursuant to the Sales Agreement, as amended by the Second Amendment, a copy of which is filed as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

5.1	Opinion of Hogan & Hartson LLP, dated November 24, 2009, with respect to the legality of the shares of Common Stock being issued.

10.1	Second Amendment to Sales Agreement, dated November 24, 2009, by and between Capstead Mortgage Corporation and Brinson Patrick Securities Corporation.

SIGNATURE
          Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 24, 2009

CAPSTEAD MORTGAGE CORPORATION
By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Executive Vice President, Chief Financial Officer and Secretary